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                                                                    EXHIBIT 99.2



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Alan F. McIlroy, Vice President and Chief Financial Officer of Dayton Superior Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     The Quarterly Report on Form 10-Q of the Company for the period ending September 27, 2002 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 11, 2002



                                    /s/ Alan F. McIlroy

                                    Alan F. McIlroy

                                    Vice President and Chief Financial Officer